Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Capital Partners IV, L.P.

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Event Requiring
Statement (Month/Day/Year):	December 10, 2018

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Partners IV, L.P.
By: Avista Capital Partners IV GP, L.P.
By: Avista Capital Managing Member IV, LLC, its general partner

/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	Authorized Signatory

December 12, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Capital Partners (Offshore) IV, L.P.

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Event Requiring
Statement (Month/Day/Year):	December 10, 2018

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Partners (Offshore) IV, L.P.
By: Avista Capital Partners IV GP, L.P.
By: Avista Capital Managing Member IV, LLC, its general partner

/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	Authorized Signatory

December 12, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Capital Partners IV GP, L.P.

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Event Requiring
Statement (Month/Day/Year):	December 10, 2018

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Partners IV GP, L.P.
By: Avista Capital Managing Member IV, LLC, its general partner

/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	Authorized Signatory

December 12, 2018
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Capital Managing Member IV, LLC

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Event Requiring
Statement (Month/Day/Year):	December 10, 2018

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Managing Member IV, LLC

/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	Authorized Signatory

December 12, 2018
Date